SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 13, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER INDUSTRIES, INC

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969

(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

2160 SATELLITE BLVD., SUITE 200, DULUTH, GEORGIA	30097

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(770) 495-5100

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Explanatory Note:

     On October 21, 2003, Roper Industries, Inc. (the “Company”, “Roper” or “we”) entered into a stock purchase agreement pursuant to which we have agreed to acquire all of the outstanding capital stock of Neptune Technology Group Holdings Inc. (“Neptune”) from the selling shareholders named in the agreement for a cash purchase price of approximately $475 million, which is net of cash acquired and includes debt assumed. The purpose of this Current Report on Form 8-K is to file certain historical financial statements of Neptune as well as pro forma financial statements of Roper, which give effect to the acquisition and related transactions.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements of Neptune Technology Group Holdings, Inc. are included as Exhibit 99.1 and are incorporated herein by reference in their entirety:

(1)	the Condensed Consolidated Financial Statements for the nine months ended September 30, 2003, including:

(a)	the Condensed Consolidated Balance Sheets as of December 31, 2002 and the nine months ended September 30, 2003;

(b)	the Condensed Consolidated Statements of Operations for the nine months ended September 30, 2003 and September 30, 2002;

(c)	the Condensed Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Earnings from December 31, 2002 through September 30, 2003;

(d)	the Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2003 and September 30, 2002; and

(e)	the Notes to the Condensed Consolidated Financial Statements; and

(2)	the Consolidated Financial Statements for the fiscal year ended December 31, 2002, including:

(a)	the Report of Independent Accountants, dated January 31, 2002;

(b)	the Consolidated Balance Sheets as of December 31, 2002 and December 31, 2001;

(c)	the Consolidated Statements of Operations for the fiscal year ended December 31, 2002, the period from November 1, 2001 to October 31, 2001, the period from

January 1, 2001 to October 31, 2001 and the fiscal year ended December 31, 2000;

(d)	the Consolidated Statements of Changes in Stockholders’ Equity and Comprehensive Income from December 31, 1999 through December 31, 2002;

(e)	the Consolidated Statements of Cash Flows for the fiscal year ended December 31, 2002, the period from November 1, 2001 to December 31, 2001, the period from January 1, 2001 to October 31, 2001 and the fiscal year ended December 31, 2000; and

(f)	the Notes to Consolidated Financial Statements.

(b)	Pro Forma Financial Information

(1)	The following Unaudited Pro Forma Financial Statements of Roper Industries, Inc. and Neptune Technology Group Holdings, Inc. are included as Exhibit 99.2 and are incorporated herein by reference in their entirety:

(a)	Pro Forma Consolidated Balance Sheets as of September 30, 2003;

(b)	Pro Forma Consolidated Statements of Operations for the year ended October 31, 2002;

(c)	Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2003; and

(d)	the Notes to such financial statements.

(c)	Exhibits

2.1.*	Stock Purchase Agreement, dated as of October 21, 2003, by and among Neptune Technology Group Holdings, Inc., a Delaware corporation, the selling shareholders named in the agreement, and Roper Industries, Inc., a Delaware corporation.

23.1	Consent of PricewaterhouseCoopers, LLP.

99.1	Financial Statements of Neptune Technology Group Holdings, Inc., as described in Item 7(a) of this Current Report on Form 8-K.

99.2	Pro Forma Unaudited Condensed Financial Information of Roper Industries, Inc. and Neptune Technology Group Holdings, Inc., as described in Item 7(b) of this Current Report on Form 8-K.

*Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Industries, Inc.

BY: /s/ Martin S. Headley Martin S. Headley, Vice President, Chief Financial Officer

Date: November 13, 2003

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Stock Purchase Agreement, dated as of October 21, 2003, by and among Neptune Technology Group Holdings, Inc., a Delaware corporation, the selling shareholders named in the agreement, and Roper Industries, Inc., a Delaware corporation.
23.1	Consent of PricewaterhouseCoopers, LLP.
99.1	Financial Statements of Neptune Technology Group Holdings, Inc., as described in Item 7(a) of this Current Report on Form 8-K.
99.2	Pro Forma Unaudited Condensed Financial Information of Roper Industries, Inc. and Neptune Technology Group Holdings, Inc., as described in Item 7(b) of this Current Report on Form 8-K.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the Registrant agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments.